                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                  /s/Donald J. Robinson
                                  ______________________
                                     Donald J. Robinson



Dated:  September 30, 1996









00250232.AL7

                        POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                    /s/John D. Carifa
                                  ____________________
                                       John D. Carifa



Dated:  September 30, 1996









00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY  THESE  PRESENTS,  that the person whose

signature appears below hereby  revokes  all prior powers granted by  the  undersigned  to  the  extent  inconsistent  herewith and constitutes and appoints John  D.  Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese,  and  each  of  them,  to act severally as attorneys-in-fact and  agents,  with  power  of  substitution and resubstitution, for the  undersigned  in  any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto,  on  Form  N-1A of Alliance/Regent Sector

Opportunity  Fund,  Inc.  and  filing  the  same,  with  exhibits thereto, and other  documents  in  connection therewith, with the

Securities  and   Exchange   Commission,   hereby  ratifying  and

confirming all that  said  attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                     /s/Ruth Block
                                  _____________________
                                        Ruth Block



Dated:  September 30, 1996











00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                   /s/David H. Dievler
                                  ________________________
                                      David H. Dievler



Dated:  September 30, 1996











00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                    /s/John H. Dobkin
                                  ____________________
                                       John H. Dobkin



Dated:  September 30, 1996











00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                  /s/William H. Foulk, Jr.
                                  _________________________
                                     William H. Foulk, Jr.



Dated:  September 30, 1996











00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                    /s/James M. Hester
                                  ____________________
                                       James M. Hester



Dated:  September 30, 1996











00250232.AL7

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.,

and Domenick Pugliese, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance/Regent Sector

Opportunity Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.




                                  /s/Clifford L. Michel
                                  _____________________
                                     Clifford L. Michel



Dated:  September 30, 1996











00250232.AL7